EXHIBIT 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

STATEMENT OF WORK

May 30, 2019

BioCorRx, Inc.

(hereafter referred to as "Sponsor")

2390 E. Orangewood Avenue
Suite 575
Anaheim, California 92806
USA

Charles River Laboratories, Inc.
[***]
[***]
(hereafter referred to as "Charles River")

charles river

BioCorRx, Inc.

May 30, 2019

This Statement of Work (“SOW”) is issued under and subject to the Master Services Agreement dated 24 May 2019, as amended, by and between Sponsor and Charles River (the “MSA”). If there is no such MSA in place, this SOW and each party’s obligations herein (including the performance of Services) shall be governed by and subject to the General Terms and Conditions of Charles River attached hereto (the "General Terms and Conditions"). In the event Sponsor and Charles River sign a MSA before completion of the Study, this MSA will supersede the General Terms and Conditions. By executing below, Sponsor and the undersigned on behalf of Sponsor represents and certifies, that Sponsor agrees to the foregoing.

Confidentiality Notice: The information contained in this SOW is confidential and is intended only for the party to whom it is addressed. Any other delivery, distribution, copying or disclosure is strictly prohibited.

Transfer, storage, use and processing of personal data shall be made in accordance with the Data Protection Addendum attached hereto and made a part hereof.

Proposal	Study Type	Price	Authorization (X)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Proposal numbers [***] , [***] , [***] , [***] , and [***] will be conducted at the following Charles River site: [***].

If all studies and/or options are NOT being authorized at this time, please initial the studies and options authorization boxes above that you wish to authorize, and sign and date the authorization line below. If all studies and/or options are being authorized at this time, merely sign and date the authorization line below, leaving the studies and options authorization boxes empty.

Prices assume one review cycle of draft protocol(s) and draft report(s) and one set of Sponsor comments into the final document(s). Sponsor shall provide one collated document if multiple reviewers are required. Further review cycles may incur additional fees. The pricing above is based on the Scope(s) of Work attached and may increase if the study design is changed in the final protocol. Price is exclusive of Value Added Taxes (VAT) which where required shall be charged at the prevailing rate.

REPEAT OF SAMPLE ANALYSIS. If applicable for studies involving bioanalytical sample analysis, the parties agree that as of commencement of work, in some instances, repeat of sample analysis will be required. Consequently, the price per sample analysis/occasion will apply to any additional repeats requested by the Sponsor, as well as any samples above the analytical range, which require dilution.

Pricing is considered valid for 60 days from the date of this SOW.

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BioCorRx, Inc.

May 30, 2019

In order to minimize the impact of study delays and cancellations for all clients, Charles River allocates resources at the time a signed SOW is received. Please note that scheduling is not considered confirmed until a signed copy of this document is received.

By providing authorization via signature below, you will allow us to confirm a schedule for each authorized study. Your signature further constitutes acceptance of the price and payment schedule.

Payment Schedules

Each study will be invoiced separately according to the following payment schedules.

Payment Schedule for proposal [***]

[***] Study Payment Authorization

[***] Study Initiation

[***] Interim- Month 3

[***] Submission of Draft Report

Payment Schedule for proposals [***] , and [***]

As work is completed on a monthly basis

Payment Schedule for proposals [***] , and [***]

[***] Initiation of Validation

[***] Submission of Draft Report

Invoice(s) will be sent no more than 60 days prior to scheduled animal arrival/commencement of work.

If the draft report is delayed through no fault of Charles River, the invoice will be issued 3 months after the original draft report ship date.

Based upon the current scope of work, we would propose to initiate these studies in 2019. Prior to receipt of this signed SOW, this initiation date may be lost to another study vying for the same resources.

STUDY MATERIAL STORAGE/ARCHIVES. After dispatch of the draft report, all raw data, samples/specimens (except for those sent to Sponsor or Sponsor designated laboratory and resultant data which are the responsibility of Sponsor) and documents generated at Charles River during this study, together with the original copy of the protocol (including amendments) and the draft report, will be retained in the secure storage area of Charles River for one (1) year at no additional charge. After this period, Sponsor will be contacted prior to the end of the year to authorize (i) continued storage at Charles River’s current storage rates (ii) return of the materials to Sponsor or (iii) disposal of materials, at additional cost.

In the event of a conflict between the terms set forth in this SOW and the MSA, the terms of the MSA shall control, unless specifically agreed upon to the contrary in this SOW.

AUTHORIZATION STATEMENT

Sponsor hereby authorizes Charles River to proceed with the necessary activities to initiate these services, including where appropriate, but not limited to, protocol development, contract finalization, study room reservation and definitive scheduling of service-related activities (collectively “Services”). By executing this document Sponsor understands and agrees to the financial responsibility for all service fees, costs and expenses in accordance with SOW including those incurred by Charles River in preparation of Services. Any modification that requires an increase in cost subsequent from the effective date of this SOW will be adjusted through an amended or additional SOW.

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BioCorRx, Inc.

May 30, 2019

Please sign and return this document via email to your Charles River contact. We look forward to working together.

Best regards,

Date: 30 May 2019

Client Services Representative, Client Services
Sponsor Signature – Duly Authorized

Print (Name and Title)

Date

To ensure an optimal invoicing process, please provide the following information:

Invoice address (if different to page 1):

_________________________________________

_________________________________________

_________________________________________

E-mail address for receipt of Invoices (invoices will only be sent as PDF to this e-mail address):

_________________________________________

If a PO is required, please submit PO with the signed SOW, but any contradictory terms and conditions set forth on a PO shall not be applicable to the services provided hereunder

PO number (if applicable)___________________

VAT number (if applicable)__________________

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BioCorRx, Inc.

May 30, 2019

POSTPONEMENT/CANCELLATION POLICY

[***]

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BioCorRx, Inc.

May 30, 2019

[***]

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BioCorRx, Inc.

May 30, 2019

DATA PROTECTION ADDENDUM – BUSINESS CONTACT DETAILS

1.1.	The Parties acknowledge that each of them may process Personal Data in connection with this Agreement. As used herein, the term ‘Personal Data’ and ‘Sensitive Personal Data’ shall have the meanings given to them in the General Data Protection Regulation 2016/679 (collectively, with any applicable Member State data protection laws, and as amended from time to time, the “EU Data Protection Laws”).

1.2.	The Parties anticipate that the Personal Data disclosed to each other in connection with this Agreement will consist solely of the names and contact details of their respective personnel who are involved in the performance or administration of this Agreement. Each Party represents and warrants to the other Party that it is authorized to disclose or transfer the Personal Data of its personnel (including its employees and consultants) to the other Party and has obtained the express consent of the relevant data subjects in relation thereto, or otherwise has an appropriate basis for such disclosure or transfer under applicable law.

1.3.	Company acknowledges that Sponsor shall hold and process the Personal Data of Company’s personnel contained in this Agreement and all related Statements of Work, or otherwise received from Company or its Affiliates in connection with this Agreement, in its global contract database for the purpose of administering and managing all Sponsor contracts, and that such Personal Data shall be transferred to affiliates within and outside the EU/EEA. Such Personal Data shall be processed in accordance with EU Data Protection Laws and other applicable laws. Company’s personnel may request access to, rectification of, deletion of, or restricted processing of, their respective Personal Data at any time by communicating such request to Sponsor via Company. In the event that Sponsor rejects or only partially complies with such request, Sponsor shall communicate the basis under EU Data Protection Laws for such rejection or partial compliance both to the data subject and to Company (unless disclosure to Company is inconsistent with the data subject’s rights).

1.4.	Sponsor acknowledges that Company shall hold and process the Personal Data of Sponsor’s personnel contained in this Agreement and all related Statements of Work, or otherwise received from Sponsor or its Affiliates in connection with this Agreement in its global IT systems for the purpose of administering, managing and performing the Agreement, and that such Personal Data may be transferred to Company’s Affiliates within and outside the EU/EEA. Such Personal Data shall be processed in accordance with EU Data Protection Laws and other applicable law. Sponsor’s personnel may request access to, rectification of, deletion of, or restricted processing of, their respective Personal Data at any time by communicating such request to Company via Sponsor. In the event that Company rejects or only partially complies with such request, Company shall communicate the basis under EU Data Protection Laws for such rejection or partial compliance both to the data subject and to Sponsor (unless disclosure to Sponsor is inconsistent with the data subject’s rights).

1.5.	The Parties agree that each Party may retain for a reasonable period of time any Personal Data consisting of the contact details and roles of the other Party’s personnel who have performed or received the Services for purposes of routine record-keeping, client care and, as appropriate (and unless otherwise requested), future contacts regarding potential agreements for the performance of additional services.

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BioCorRx, Inc.

May 30, 2019

1.6.	Each Party undertakes to implement, prior to any processing of Personal Data, appropriate technical and organizational measures to protect the Personal Data. The measures must at least attain a level of security equivalent to that which is prescribed under EU Data Protection Laws and any other applicable laws (to the extent they require a higher level of security) and what is otherwise appropriate taking into consideration the technical possibilities available, the costs for implementing the measures, the particular risks which are involved with the processing of the Personal Data and the sensitivity of the Personal Data being processed.

1.7.	Should contractor(s) process Personal Data on behalf of either Party in connection with the Services or the administration of this Agreement, the Party using the contractor shall: (a) require each such contractor to enter into a written agreement with such Party that meets the requirements of the EU Data Protection Laws and other applicable laws, and (b) ensure that its instructions to each such contractor with respect to the processing of Personal Data are strictly limited to processing that is required for the performance or management of this Agreement. The foregoing requirements shall also apply with respect to subcontractors of a Party or its contractors.

1.8.	Each Party agrees that if any Personal Data received by a Party hereunder are to be processed at a location outside of the EEA, neither Party shall participate in such transfer of Personal Data prior to the identification, and as necessary, implementation, of an appropriate and mutually acceptable legal basis for such transfer consistent with EU Data Protection Laws, such as (but not limited to) the appropriate standard clauses for the transfer of Personal Data outside of the EEA approved by the European Commission from time to time.

1.9.	If a Party proposes the transfer or other sharing of Personal Data that is not contemplated in Section 1.2, the Parties shall use good-faith efforts (prior to such transfer or other sharing) to determine and document the Parties’ respective roles as a data controller, joint data controller, or data processor with respect to such Personal Data, in order to identify and facilitate compliance with their respective obligations under the EU Data Protection Laws. To the extent that one Party will act as a data processor for the other Party (acting as the data controller), the Parties will enter into further contractual commitments as necessary to comply with Article 28 of the GDPR.

1.10.	Each Party agrees that it shall not, directly or indirectly, disclose Sensitive Personal Data to the other Party without the prior written consent of the other Party (in the receiving Party’s sole discretion), following consultation regarding the necessity of such disclosure and agreement upon the protocols for processing the Sensitive Personal Data and any contractual terms that may be required in addition to those set forth herein in order to meet the requirements of the EU Data Protection Laws with respect to the specific Sensitive Personal Data that is proposed to be disclosed in connection with this Agreement.

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BioCorRx, Inc.

May 30, 2019

[Study 1]

[***]

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BioCorRx, Inc.

May 30, 2019

[***]

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BioCorRx, Inc.

May 30, 2019

[Study 2]

[***]

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BioCorRx, Inc.

May 30, 2019

[***]

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BioCorRx, Inc.

May 30, 2019

[Study 3]

[***]

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BioCorRx, Inc.

May 30, 2019

[***]

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BioCorRx, Inc.

May 30, 2019

[Study 4]

[***]

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BioCorRx, Inc.

May 30, 2019

[***]

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BioCorRx, Inc.

May 30, 2019

[Study 5]

[***]

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BioCorRx, Inc.

May 30, 2019

[***]

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